UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32395 (Commission File Number)	01-0562944 (I.R.S. Employer Identification No.)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 293-1000
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
ConocoPhillips held its annual stockholders meeting on May 12, 2010. A brief description of each proposal and the voting results are summarized below.
A Company proposal to elect 14 directors:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Richard L. Armitage	1,084,661,608	27,585,475	3,992,629	173,384,797
Richard H. Auchinleck	1,052,150,851	59,840,069	4,248,792	173,384,797
James E. Copeland, Jr.	1,079,399,764	32,705,818	4,134,130	173,384,797
Kenneth M. Duberstein	1,056,991,210	54,820,353	4,428,149	173,384,797
Ruth R. Harkin	1,084,209,108	27,803,299	4,227,305	173,384,797
Harold W. McGraw III	1,030,559,921	81,311,142	4,368,649	173,384,797
James J. Mulva	1,076,358,226	36,067,288	3,814,198	173,384,797
Robert A. Niblock	1,044,760,228	67,237,651	4,241,833	173,384,797
Harald J. Norvik	1,081,327,728	30,704,421	4,207,563	173,384,797
William K. Reilly	1,081,690,153	30,336,322	4,213,237	173,384,797
Bobby S. Shackouls	1,084,408,620	27,923,234	3,907,858	173,384,797
Victoria J. Tschinkel	1,079,701,287	32,526,394	4,012,031	173,384,797
Kathryn C. Turner	1,083,874,280	28,250,843	4,114,589	173,384,797
William E. Wade, Jr.	1,081,963,662	29,426,626	4,849,424	173,384,797
A Company proposal to ratify the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2010:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,188,022,713	97,914,016	3,687,780	—
Stockholder proposals relating to the following matters:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Report on Board Risk Management Oversight	55,066,151	1,043,311,707	17,861,854	173,384,797
Greenhouse Gas Reduction	239,554,382	698,207,778	178,477,552	173,384,797
Oil Sands Drilling	250,993,730	676,459,568	188,786,414	173,384,797
Louisiana Wetlands	62,164,374	871,879,757	182,195,581	173,384,797
Financial Risks of Climate Change	69,465,411	857,981,714	188,792,587	173,384,797
Toxic Pollution Report	64,160,627	861,510,547	190,568,538	173,384,797
Gender Expression Non-Discrimination	284,762,528	653,150,331	178,326,853	173,384,797
Political Contributions	252,934,244	686,967,066	176,338,402	173,384,797
All 14 nominated directors were elected and the appointment of the independent registered public accounting firm was ratified. The eight stockholder proposals presented were not approved.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/ Janet Langford Kelly
May 17, 2010	Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary